Longboard alternative growth Fund

(the “Fund”)

CLASS A SHARES (SYMBOL: LONAX)

CLASS I SHARES (SYMBOL: LONGX)

Supplement dated December 20, 2021

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated October 1, 2021

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

The following replaces in its entirety “Distribution Policy Risk” under the heading “Principal Risks of Investing in the Fund” in the Statutory Section of the Prospectus.

Distribution Policy Risk. The Fund pays no sooner than quarterly distributions on Fund shares at a target rate that represents an annualized payout of 7% of the Fund’s per-share net asset value on the date of a distribution’s declaration. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

The following replaces in its entirety the second paragraph of the section “Tax Status, Dividends and Distributions” under the heading “Distributions and Taxes” in the Statutory Section of the Prospectus.

The Fund’s distribution policy is to make no sooner than quarterly distributions to shareholders. The level of distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately 7% of the Fund’s current net asset value per share. However, this distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2021, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.